UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2008

HUDSON HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-9587	20-3766053
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation) File Number)	Identification Number)

111 Town Square Place, Suite 1500A
Jersey City, New Jersey 07310		07310
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (201) 216-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: Hudson Holding Corporation is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K initially filed with the Securities and Exchange Commission on October 21, 2008 to file an amended Letter from Eisner LLP as Exhibit 16.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

16.1	Letter from Eisner LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HOLDING CORPORATION

Dated: October 24, 2008

	By:	/s/ Martin Cunningham
Name: Martin Cunningham
Title: Chairman of the Board of Directors